Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Short PLTR ETF (PLTZ)

Defiance Daily Target 2X Short IONQ ETF (IONZ)

Each listed on The Nasdaq Stock Market, LLC

November 21, 2025

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated May 13, 2025,

and each Fund’s Summary Prospectus

The Board of Trustees of Tidal Trust II (“Trust”) has approved a reverse stock split of the issued and outstanding shares of each of the Defiance Daily Target 2X Short PLTR ETF and Defiance Daily Target 2X Short IONQ ETF (each a “Fund”). After the close of trading on The Nasdaq Stock Market, LLC (the “Exchange”) on December 8, 2025 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:

Fund	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Defiance Daily Target 2X Short PLTR ETF	1:4	75%
Defiance Daily Target 2X Short IONQ ETF	1:6	83.3%

Effective after the close of the market on the Effective Date, each Fund’s CUSIP will change as noted in the table below:

Fund	Old CUSIP	New CUSIP
Defiance Daily Target 2X Short PLTR ETF	88636V835	88636W254
Defiance Daily Target 2X Short IONQ ETF	88636V843	88636W247

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of each reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of each Fund’s shares and maintains a record of each Fund’s record owners.

As a result of these reverse splits:

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Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Short PLTR ETF

Every 4 shares of the Fund will be exchanged for 1 share of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will decrease by approximately 75%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be approximately four times higher. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on December 9, 2025.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-four reverse split anticipated for the Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Reverse Split	1,000	$10	$10,000
After Reverse Split	250	$40	$10,000

Defiance Daily Target 2X Short IONQ ETF

Every 6 shares of the Fund will be exchanged for 1 share of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will decrease by approximately 83.3%. In addition, the per share NAV and the next day’s opening market price will be approximately six times higher. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on December 9, 2025.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-six reverse split anticipated for the Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Reverse Split	1,200	$10	$12,000
After Reverse Split	200	$60	$12,000

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

The reverse split may result in a shareholder holding a fractional share of a Fund. However, fractional shares cannot trade on the Exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

Please retain this Supplement for future reference.

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